Fourth Quarter 2018 Earnings Presentation February 25, 2019 Stephen I. Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations Exhibit 99.2

Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, and certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, Magnolia’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, and the defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 expected to be filed on February 27, 2019. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including Adjusted EBITDAX, adjusted operating margin and adjusted earnings. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted operating margin and adjusted earnings because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted operating margin, and adjusted earnings should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from Adjusted EBITDAX, adjusted operating margin, and adjusted earnings are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted operating margin and Adjusted EBITDAX may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted operating margin, adjusted operating margin per Boe, and Adjusted EBITDAX may not be comparable to similar measures of other companies in our industry. An adjusted operating margin per Boe reconciliation is shown on page 6 of the presentation and an Adjusted EBITDAX reconciliation is shown on page 10 of the presentation. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk and increases optionality
- **Asset Overview:**
  - ~16,800 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading breakevens
  - ~439,000 net acres in the Giddings Field, a re-emerging oil play with significant upside and substantial running room for development
  - Both assets expected to remain self funding and within cash flow

Market Statistics	
Trading Symbol (NYSE)	MGY
Share Price as of 2/22/2019	$12.56
Common Shares Outstanding (1)	249.7 million
Market Capitalization	$3.1 billion
Long-term Debt - Principal	$400 million
Total Enterprise Value (2)	$3.4 billion

Operating Statistics	Karnes	Giddings	Total
Net Acreage	16,841	439,123	455,964
Q4 2018 Net Production (Mboe/d)	41.3	20.6	61.9

~456,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Bell
Milam
Burleson
Lee
Bastrop
Austin
Waller
Harris
Walker
Colorado
Bexar
Uvalde
Medina
Wilson
Karnes
Gonzales
De Witt
Calhoun
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
0 5 10 20 30 40 50 60 Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock and does not give effect to the exercise of any warrants.
(2) Total enterprise value does not include noncontrolling interest due to inclusion of Class B Stock in the market capitalization.

3

Corporate Execution of Business Model and Strategy 4 Magnolia Value Creation Strategy 2018 and Q4 Achievements (1) 1 Consistent organic production growth Organic production growth of 5% Q/Q 3 Conservative leverage profile $400 million of principal debt outstanding, representing ~0.5x fourth quarter annualized Adjusted EBITDAX 4 Significant free cash flow after capital expenditures 2018 D&C capex was 57% of Adjusted EBITDAX, providing significant free cash flow with moderate organic growth (1) 5 Effective reinvestment of free cash flow Q3 Harvest and Q4 Karnes bolt-on acquisitions are accretive to Magnolia value per share 2 High full-cycle operating margins Continue to target full cycle margins of 50% 2018 figures represent Successor Period only. The Successor Period is defined as July 31, 2018 through December 31, 2018. The Q3 Successor Period is from July 31, 2018 through September 30, 2018.

Magnolia Oil & Gas – Q4 Key Metrics Q4 2018 Earnings and EPS Adjusted operating margin and Adjusted EBITDAX are non-GAAP measures. For a reconciliation of the most directly comparable GAAP measure see page 9 and 10. Q4 2018 Total Production 61.9 Mboe/d Q4 2018 Production Guidance 59 Mboe/d Adjusted Operating Margin ($/Boe, %) (1) $13.39 / 30% Q4 2018 Adjusted EBITDAX (1) $193 Million Q4 2018 D&C Capex $111 Million $33 Million or $0.21/sh $58 Million (Including NCI)

Magnolia Oil & Gas – Focus on High Margins Adjusted Operating Margin is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Reconciliations.”   Successor   Successor $ / Boe, unless otherwise noted For the Quarter Ended December 31, 2018   July 31, 2018 through December 31, 2018 Revenue $44.75 $46.63 Less: Lease Operating Expenses (3.46) (3.31) Less: Gathering, Transportation & Processing (1.60) (1.55) Less: Taxes Other Than Income (2.42) (2.49) Less: Exploration Expense (0.12) (1.28) Less: General & Administrative Expense (3.25) (3.10) Less: Transaction Related Expense (0.39)   (2.65) Cash Operating Margin $33.51 $32.25 Margin % 75%   69% Less: Depreciation, Depletion, and Amortization (19.65) (19.15) Less: Amortization on Intangible Assets (0.64) (0.65) Less: Asset Retirement Obligations Accretion (0.22)   (0.18) Operating Margin $13.00 $12.27 Margin % 29%   26% Plus: Exploration Expense Related to Seismic License Continuation - 1.18 Plus: Transaction Related Expense 0.39   2.65 Adjusted Operating Margin $13.39 $16.10 Margin % 30%   35%

Magnolia Oil & Gas – Production Results   Combined Karnes Giddings   Combined Karnes Giddings   Three Months Ended December 31, 2018   July 31, 2018 through December 31, 2018 Production: Oil (MBbls) 3,054 2,564 490 5,078 4,309 769 Natural Gas (MMcf) 8,795 3,788 5,007 14,136 6,390 7,746 NGLs (MBbls) 1,179 606 573   1,857 989 868 Total (Mboe) 5,699 3,801 1,898   9,291 6,363 2,928 Average Daily Production Volume: Oil (MBbls/d) 33.2 27.9 5.3 33.2 28.2 5.0 Natural Gas (MMcf/d) 95.6 41.2 54.4 92.4 41.8 50.6 NGLs (MBbls/d) 12.8 6.6 6.2   12.1 6.4 5.7 Total (MBoe/d) 61.9 41.3 20.6   60.7 41.6 19.1

Magnolia Oil & Gas – Operating Highlights Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively.   Successor   Successor   For the Quarter Ended December 31, 2018   July 31, 2018 through December 31, 2018 Production: Oil (MBbls) 3,054 5,078 Natural Gas (MMcf) 8,795 14,136 NGLs (MBbls) 1,179 1,857 Total (Mboe) 5,699   9,291 Revenues (in thousands): Oil Sales $198,891 $342,093 Natural Gas Sales 29,565 42,979 NGL Sales 26,599 48,146 Total Revenues $255,055   $433,218 Average Sales Price: Oil (per Bbl) $65.12 $67.37 Natural Gas (per Mcf) 3.36 3.04 NGL (per Bbl) 22.56 25.93 Total (per Boe) $44.75   $46.63 NYMEX WTI ($/Bbl) $59.08   $63.10 NYMEX Henry Hub($/Mcf) 3.64   3.33 Realization to benchmark:       Oil (per Bbl) 110%   107% Natural Gas (per Mcf) 92%   91% Operating Expenses (in thousands): Lease Operating Expenses $19,737 $30,753 Taxes Other Than Income 13,819 23,170 Gathering, Transportation and Processing 9,092 14,445 Depreciation, Depletion and Amortization 111,989 177,890 Operating Costs (per Boe): Lease Operating Expenses $3.46 $3.31 Taxes Other Than Income 2.42 2.49 Gathering, Transportation and Processing 1.60 1.55 Depreciation, Depletion and Amortization 19.65 19.15 (1)

Non-GAAP Financial Measures Includes amounts attributable to Class A Common Stock. Loss related to lump sum payment of $26 million to the Giddings Sellers to fully settle an earnout payment. Reconciliation of net income attributable to Class A Common Stock to adjusted earnings   Our presentation of adjusted earnings and adjusted earnings per share are non-GAAP measures because they exclude the effect of certain items included in Income Attributable to Class A Common Stock. Management uses adjusted earnings and adjusted earnings per share to evaluate our operating and financial performance because it eliminates the impact of certain items that management does not consider to be representative of the Company’s on-going business operations. As a performance measure, adjusted earnings may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted earnings and adjusted earnings per share may not be comparable to similar measures of other companies in our industry. (in thousands) Successor     Successor   For the Quarter Ended December 31, 2018 Per Share Diluted EPS   July 31, 2018 through December 31, 2018 Per Share Diluted EPS Net income attributable to Class A Common Stock $32,921 $0.21 $39,095 $0.25 Adjustments for certain items affecting comparability (1) Loss on Giddings earnout (2) - - 6,700 0.04 Transaction costs 2,241 0.01 24,607 0.16 Seismic purchase - - 11,000 0.07 Noncontrolling interest impact - - (6,439) (0.04) Change in estimated income tax (471) - (7,532) (0.05) Adjusted earnings $34,691 $0.22   $67,431 $0.43

Reconciliation of Net Income to EBITDAX Transaction related costs incurred related to the execution of our business combination with EnerVest, Ltd. and its affiliates and the Harvest acquisition, including legal fees, advisory fees, consulting fees, accounting fees, employee placement fees, and other transaction and facilitation costs. EBITDAX is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Reconciliations.” D&C Capex vs Adjusted EBITDAX ($MM) D&C Capex Adjusted EBITDAX (in thousands) Successor   Successor EBITDAX reconciliation to net income: For the Quarter Ended December 31, 2018   July 31, 2018 through December 31, 2018 Net income attributable to Class A Common Stock (GAAP) $32,921 $39,095 Net income attributable to noncontrolling interest 24,887 43,353 Income tax expense 7,918 11,455 Interest expense 7,494 12,454 Depreciation, depletion and amortization 111,989 177,890 Amortization of intangible assets 3,626 6,044 Exploration expense 661 11,882 Accretion expense 1,276 1,668 EBITDAX $190,772   $303,841 Transaction related costs (1) 2,241 24,607 Adjusted EBITDAX (2) $193,013   $328,448

Successor Period Cash Flow Reconciliation ($ in millions) Represents cash remaining after cash held in Trust ($656 MM), proceeds from debt ($400 MM) and equity ($355 MM) issuances less cash paid for the EnerVest acquisition ($1.2 B), deferred underwriting comp ($23 MM), debt issuance costs ($22 MM) paid at close, repayment of the Sponsor Loan ($1 MM), and transaction costs ($31 MM) on July 31, 2018 Represents cash flow from operating activities, before changes in operating assets and liabilities, after transaction costs paid on July 31st. Primarily includes payment to settle Giddings earnout ($26 MM), offset by changes in operating assets and liabilities ($5 MM). (1) (3)

Magnolia Oil & Gas – Summary Balance Sheet (in thousands) Successor   Predecessor   December 31, 2018   December 31, 2017 Cash $135,758 $- Current assets 156,601 114,536 Property, plant and equipment, net 3,073,204 1,565,537 Other assets 67,960 8,901 Total assets $3,433,523   $1,688,974 Current liabilities $197,361 $81,300 Long-term debt, net 388,635 - Other long-term liabilities 139,572 9,836 Total stockholders' equity 2,707,955 1,597,838 Total liabilities and equity $3,433,523   $1,688,974